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                                                                   EXHIBIT 10.4S

                              PENEDERM INCORPORATED
                              EQUITY INCENTIVE PLAN
                        PERFORMANCE SHARE AWARD AGREEMENT


         This PERFORMANCE SHARE AWARD AGREEMENT (the "Agreement") is made and entered into effective as of JANUARY 1, 1997 (the "Effective Date") by and between PENEDERM INCORPORATED, a California corporation (the "Company"), and ___________________________ ("Employee").


         THE PARTIES AGREE AS FOLLOWS:

         1. Award Grant. The Company hereby grants to Employee pursuant to the Company's Equity Incentive Plan (the "Plan"), a copy of the prospectus for such Plan being attached to this Agreement as Exhibit 1, a performance share award (the "Award") on the terms and conditions set forth in this Agreement and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

         2. Terms of Award. Employee shall be paid, subject to Sections 4, 5 and 11, an amount equal to the product of (a) 35% of Employee's base salary paid by the Company to Employee during calendar year 1997 multiplied by (b) the sum of
(i) the percentage of achievement of the goals set forth on the attached Exhibit 2A, multiplied by .50, (ii) the percentage of achievement of the goals set forth on the attached Exhibit 2B multiplied by .50, and (iii) the percentage of achievement of Employee's 1997 objectives set forth on the attached Exhibit 2C multiplied by .50. Exhibit 2D sets forth examples illustrating this Award.

         3. Award Determinations. The Compensation Committee of the Board of Directors of the Company, in its discretion, shall determine whether any or all of the goals set forth on Exhibits 2A and B have been attained, and all such determinations shall be final, conclusive and binding upon the Company and Employee. The Chief Executive Officer and President of the Company, in his/their discretion, shall determine whether any or all of the goals on Schedule 2C have been attained, and all such determinations shall be final, conclusive and binding upon the Company and Employee.

         4. Employment Condition. Employee must be employed by the Company as of December 31, 1997, and as of the date of Award payment determined by the Company so as to be eligible to be paid under the Award. The Award shall be paid on or before March 31, 1998.

         5. Award Payment. The Award shall be paid in cash unless the Board of Directors of the Company, in its absolute discretion, determines that the Award shall be paid, in whole or in part, by the issuance to Employee of that number of shares of Company Common Stock having a value on the date of such determination equal to the cash payment (or portion thereof) otherwise payable under the Award.

         6. Nonassignability of Award. The Award is not assignable or transferable by Employee.

         7. Market Standoff. Employee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the "Act"), Employee shall not sell or

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otherwise transfer any shares of Company Common Stock issued to Employee pursuant to the Award for a period of 180 days following the effective date of a Registration Statement filed under the Act; provided, that such restriction shall apply only to the first Registration Statement to become effective under the Act after the date of this Agreement that includes securities to be sold on behalf of the Company in an underwritten offering under the Act. The Company may impose stop-transfer instructions with respect to such shares subject to the foregoing restrictions until the end of such 180-day period.

         8. Restriction on Issuance of Shares. The Company shall not be obligated to issue any shares of Company Common Stock pursuant to this Agreement if such issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the Act. The Company shall not be obligated to take any affirmative action to the issuance of any shares pursuant hereto to comply with any law.

         9. EMPLOYEE'S REPRESENTATION. EMPLOYEE HEREBY REPRESENTS AND WARRANTS TO THE COMPANY THAT THE COMPANY HAS MADE NO REPRESENTATIONS OR WARRANTIES TO EMPLOYEE WITH RESPECT TO THE INCOME TAX CONSEQUENCES OF THE AWARD OR AWARD PAYMENT AND EMPLOYEE IS IN NO MANNER RELYING ON THE COMPANY OR THE COMPANY'S REPRESENTATIVES FOR AN ASSESSMENT OF SUCH TAX CONSEQUENCES.

         10. Withholding. The Company may withhold from Employee's wages, or require Employee to pay to the Company, any applicable withholding or employment taxes resulting from the payment of the Award, in cash or by issuance of Company Common Stock.

         11. Amendment; Termination. The Award may be amended or terminated at any time in the absolute discretion of the Board of Directors of the Company.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

         13. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Employee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to this Agreement, if not delivered by hand, shall be mailed, addressed as follows:

              Penederm Incorporated
              320 Lakeside Drive, Suite A
              Foster City, California  94404
              Attn:  Vice President, Finance and Administration


Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Employee and related to this Agreement, if not delivered by hand, shall be mailed to Employee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.
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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the
Effective Date.

                                            PENEDERM INCORPORATED

                                            By: _________________________
                                                Employee Name

                                            Title:


Employee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.



                                                __________________________
                                                      Employee


Employee's spouse indicates by execution of this Agreement his or her consent to be bound by the terms hereof as to his or her interests, whether as community property or otherwise, if any, in the Award granted hereunder and in payment under the Award.



                                                __________________________
                                                      Employee's Spouse

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                                   EXHIBIT 2D

                   Award Illustration for Variable Award Group


The following examples are presented solely for the purpose of illustrating awards for the "Variable Award Group":

        Example 1. If 90% of the goals set forth on Exhibit 2A and 100% of the Additional Performance Goal for Variable Award Group on Exhibit 2C are achieved and Employee achieves 70% of the objectives set forth on Exhibit 2B, Employee shall receive 32.5% of base salary [.25 x ([.9 x .5] + [1 x .5] + [.7 x .5])].

        Example 2. If 30% of the goals set forth on Exhibit 2A and 0% of the Additional Performance Goal for Variable Award Group on Exhibit 2C are achieved and Employee achieves 90% of the objectives set forth on Exhibit 2B, Employee shall receive 15% of base salary [.25 x ([.3 x .5] + [0 x .5] + [.9 x .5])].